[LOGO]

              FOR ASSISTANCE IN COMPLETING THIS APPLICATION, CALL 1-800-669-2796
                        Underwritten by: Western-Southern Life Assurance Company

------------------------------------------------------------------------------------------------------------------------------------
OWNER    [  ] INDIVIDUAL    [  ] CORPORATION   [  ] TRUST
------------------------------------------------------------------------------------------------------------------------------------
Name - First      Middle          Last                [  ]  Male      Birth Date    -   -
                                                      [  ]  Female    (m-d-y)
------------------------------------------------------------------------------------------------------------------------------------
Trust or Corporation Name                             Phone #

------------------------------------------------------------------------------------------------------------------------------------
Address - Street                               Social Security #
                                               or T.I.N.
------------------------------------------------------------------------------------------------------------------------------------
City               State            Zip        Relationship
                                               to Annuitant
------------------------------------------------------------------------------------------------------------------------------------
[  ] JOINT OWNER   [  ] CONTINGENT OWNER
------------------------------------------------------------------------------------------------------------------------------------
Name - First      Middle          Last                [  ]  Male      Birth Date    -   -
                                                      [  ]  Female    (m-d-y)
------------------------------------------------------------------------------------------------------------------------------------
Address - Street                               Social Security #
                                               or T.I.N.
------------------------------------------------------------------------------------------------------------------------------------
City               State            Zip        Relationship
                                               to Annuitant
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT Complete if different from Owner
------------------------------------------------------------------------------------------------------------------------------------
Name - First      Middle          Last                [  ]  Male      Birth Date    -   -
                                                      [  ]  Female    (m-d-y)
------------------------------------------------------------------------------------------------------------------------------------
Address - Street                               Social Security #
------------------------------------------------------------------------------------------------------------------------------------
City                                           State            Zip
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY Full Name of Beneficiary(ies) and Relationship to Annuitant
------------------------------------------------------------------------------------------------------------------------------------
A. Primary Beneficiary(ies): (Additional Beneficiary form may be required for tax qualified plans.)
------------------------------------------------------------------------------------------------------------------------------------
Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
------------------------------------------------------------------------------------------------------------------------------------
Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
------------------------------------------------------------------------------------------------------------------------------------
Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
------------------------------------------------------------------------------------------------------------------------------------
B. Contingent Beneficiary(ies): To receive benefits if none of the Primary Beneficiaries survive the
   Annuitant prior to the Income Date.
------------------------------------------------------------------------------------------------------------------------------------
Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
------------------------------------------------------------------------------------------------------------------------------------
Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
------------------------------------------------------------------------------------------------------------------------------------
Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Initial Purchase Payment $ ___________________________ 1035 Exchange? [  ] No   [  ] Yes  (Please submit appropriate exchange forms)
------------------------------------------------------------------------------------------------------------------------------------
Will this contract replace any life insurance policy or annuity contract in this or any other company? [  ] No [  ] Yes

If yes, please list company name: ____________________________________

Policy/Contract Number:___________________________
------------------------------------------------------------------------------------------------------------------------------------
PLAN TYPE (Check only one):  [  ] Non-Qualified  [  ] 457  [  ] 401(k)  [  ] 403(b)  [  ] Pension/Profit Sharing  [  ]
Other:________________________

             [  ] Ordinary IRA        [  ] Roth IRA                             [  ] SEP-IRA or [  ] SIMPLE-IRA
                [  ] Contribution*        [  ] Contribution*                          [  ] Employer Contribution*
                [  ] Transfer             [  ] Transfer from Roth IRA                 [  ] Employee Salary Deferral Contribution*
                [  ] Rollover             [  ] Conversion from Ordinary IRA

*Contribution for tax year: Year _____________  $ _____________  Year _____________  $ _____________

Note: If the plan is being funded by transfer, rollover or conversion in the year, or any year after, the owner attains age 70-1/2 any minimum distribution requirement for the year of funding cannot be placed in this contract.

------------------------------------------------------------------------------------------------------------------------------------
                                          If no date is selected, the Income Date on non-tax qualified plans and the IRA tax qualified plan will be the later of the contract anniversary on or following the annuitant's 80th birthday or 10 years after issue. On all other tax-qualified plans with issue ages less than 70, the Income Date will be determined by the plan document.
Income Date (m-d-y): ___ - ___ - ___      Choosing an Income Date after age 70-1/2 does not defer required distribution from tax-qualified plans.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                       Must be whole percentage; Minimum of 5%; Must total 100%
-------------------------------------------------------------------------------------------------------------

____ % Emerging Growth         ____ % Value Plus        ____  % Balanced                ____
____ % International Equity    ____ % Growth & Income   ____  % Income Opportunity      ____

[  ]   I prefer to use the following Touchstone Asset Allocation model:____________.    ____
                                                                       Model #
-------------------------------------------------------------------------------------------------------------
Please transfer $___________ ($200 minimum) from the (check one): [  ]  Standby Income    [  ]  Fixed Account

Frequency:  [  ]  Monthly      [  ] Quarterly



____         _____           _____              _____
____         _____           _____              _____


-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------
[  ]  No  [  ]  Yes   If answered yes, I (We) authorize Western-Southern Life Assurance Company and its affiliates and the Variable Annuity Administrator to honor telephone instructions from any person who can furnish proper identification to transfer values among the different investment options. I (We) understand that I am (we are) responsible for losses due to unauthorized or fraudulent telephone instructions to the extent and under the circumstances described in the variable annuity contract Prospectus under the caption
"TRANSFERS." I (We) further understand that the telephone privilege may be modified, suspended, or discontinued at any time and without prior notice. THIS WILL NOT APPLY IF NEITHER BOX IS CHECKED.

-------------------------------------------------------------------------------------------------------------
The statements and answers in this application are true and complete to the best of my (our) knowledge and belief. Under penalty of perjury, I (we) certify that the social security number(s) and/or tax identification number(s) listed above is (are) correct. Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. I (WE) UNDERSTAND THAT ALL VALUES, WHEN BASED ON THE
INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A DOLLAR AMOUNT. I
ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[  ] Please send me a copy of the Statement of Additional Information to the Prospectus.
-------------------------------------------------------------------------------------------------------------
Signed At: City                                            Date (m-d-y): ___ - ___ - ___

-------------------------------------------------------------------------------------------------------------
Owner
X
-------------------------------------------------------------------------------------------------------------
Annuitant (Required only for tax qualified & 457 plans)
X
-------------------------------------------------------------------------------------------------------------
By signing below, the Registered Rep/Agent certifies that:

a)   The questions contained in this application were asked of the Owner and the answers duly recorded; that this application is complete and true to the best of my knowledge and belief; and
b)   I am NASD registered and state licensed for variable annuity contracts where this application is written;
     and
c)   To the best of my knowledge and belief, this application |_| does |_| does not involve replacement of
     existing life insurance or annuities.
-------------------------------------------------------------------------------------------------------------
Registered Rep/Agent                                  Registered Rep/Agent #
X                                                                               ___ ___ ___ ___ ___ ___
-------------------------------------------------------------------------------------------------------------
Print name of Registered Rep/Agent
-------------------------------------------------------------------------------------------------------------
                                                      Business Phone
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
         PLEASE MAKE CHECK PAYABLE TO WESTERN-SOUTHERN LIFE ASSURANCE COMPANY

         Please Mail To:
         TOUCHSTONE VARIABLE ANNUITY SER
         P.O. Box 2850
         Cincinnati, OH 45201-2850

-------------------------------------------------------------------------------------------------------------